Proxy Statement

April 15, 2002

Important Voting Information Inside

American Century California Tax-Free and Municipal Funds
American Century Government Income Trust
American Century International Bond Funds
American Century Investment Trust
American Century Municipal Trust
American Century Quantitative Equity Funds
American Century Target Maturities Trust

[american century logo and text logo (reg. sm)]

LETTER FROM THE PRESIDENT

                          American Century Investments
                                4500 Main Street
                          Kansas City, Missouri 64111
                                 April 16, 2002

Dear American Century Shareholder,

I am writing to inform you of the upcoming Special Meeting of the shareholders of your fund to be held on Friday, August 2, 2002. At this meeting, you are being asked to vote on important proposals affecting your fund. The Board of
Trustees/Directors of your fund believes that these proposals are in the funds'
and your best interest.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT
AND VOTE YOUR SHARES TODAY.

The Board of Trustees/Directors of the funds has unanimously approved these proposals and recommends a vote "FOR" each proposal. If you have any questions regarding the issues to be voted on or need assistance in  completing your proxy card, please contact us at 1-800-331-8331.

To more efficiently handle this proxy solicitation, we have hired Alamo Direct to act as our proxy solicitor. They might be calling you during the solicitation process to ask if you have questions or concerns about the voting process and to assist you with your vote.

I appreciate your consideration of these important proposals. Thank you for investing with American Century and for your continued support.

Sincerely,

/s/Randall W. Merk

Randall W. Merk
President and Chief Investment Officer

                                                                             1

PROXY STATEMENT SUMMARY

The following Q&A is a brief summary of the proposals to be considered at the
Special Meeting. The information below is qualified in its entirety by the more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting.

If you own other American Century funds and/or accounts, you may receive additional proxy statements and voting cards in a separate mailing. It is important that you vote ALL proxy cards that you receive. PLEASE REMEMBER TO
VOTE YOUR SHARES AS SOON AS POSSIBLE.

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

The meeting will be held on Friday, August 2, 2002, at 10 a.m. Central Time at
American Century's offices at 4500 Main Street, Kansas City, Missouri. Please note that this will be a business meeting only. There will be no presentations about the funds. The record date for the meeting is the close of business on
April 5, 2002. Only shareholders who own shares of a fund at that time are entitled to vote at the meeting.

WHY ARE THE FUNDS HAVING A SPECIAL MEETING?

Shareholders are being asked to consider the following proposals:

                                                               FUNDS AFFECTED

1. TO ELECT A BOARD OF TRUSTEES/DIRECTORS OF EIGHT MEMBERS        all

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY COME                    all
   BEFORE THE MEETING, ALTHOUGH WE ARE NOT AWARE
   OF ANY OTHER ITEMS TO BE CONSIDERED

HOW DO THE TRUSTEES/DIRECTORS RECOMMEND THAT I VOTE ON THESE PROPOSALS?

The Board of Trustees/Directors unanimously recommends that you vote "FOR" each
Proposal.

WHO ARE THE NOMINEES FOR TRUSTEE OR DIRECTOR? HAVE ALL OF THEM BEEN ELECTED
BEFORE?

The Nominating Committee of your Board of Trustees/Directors has proposed that shareholders elect eight members to the Board of Trustees/Directors. The nominees are:

      Albert Eisenstat                            Myron S. Scholes
      Ronald J. Gilson                            Kenneth E. Scott
      Kathryn A. Hall                             James E. Stowers III
      William M. Lyons                            Jeanne D. Wohlers

Albert Eisenstat, Kathryn A. Hall and William M. Lyons are being considered by shareholders for the first time. A full discussion of the proposal to elect trustees/directors begins on page 5.

WHEN WILL THE PROPOSALS TAKE EFFECT IF THEY ARE APPROVED?

If approved, the proposals will be effective immediately.

WHO IS ASKING FOR MY VOTE?

Your Board of Trustees/Directors is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the unlikely event that your fund's meeting is adjourned, these proxies also would be voted at the reconvened meeting.

HOW DO I VOTE MY SHARES?

We've made it easy for you. You can vote online, by phone, mail, fax, or in person at the Special Meeting.

*   To vote online, access the Web site listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card).

*   To vote by telephone, call the toll-free number listed on your proxy card
    (you will need the control number that appears on the right-hand side of your proxy card).

*   To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope.

*   To vote by fax, complete and sign the proxy voting card and fax both sides of the card to the toll-free number listed on your proxy card.

*   You also may vote in person at the meeting on Friday, August 2, 2002.

Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your
Board of Trustees/Directors and vote "FOR" the proposals.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes! A proxy can be revoked at any time using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy vote card. Doing so will help us achieve a quorum for the meeting.

If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-331-8331.

                                                                             3

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 2, 2002

                          American Century Investments
                                P. O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 1-800-331-8331

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the various series ("funds" and, individually, a "fund") of American Century California
Tax-Free and Municipal Funds, American Century Government Income Trust, American
Century International Bond Funds, American Century Investment Trust, American
Century Municipal Trust, and American Century Target Maturities Trust, each a
Massachusetts business trust, and American Century Quantitative Equity Funds, a
California corporation (each individually a "Company" and, collectively, the
"Companies"), will be held at the Companies' offices at 4500 Main Street, Kansas
City, Missouri, on Friday, August 2, 2002, at 10 a.m. Central Time, for the
following purposes:

   PROPOSAL 1. To elect a Board of Trustees/Directors of eight members to hold office until their successors are duly elected and qualified;

   PROPOSAL 2. To transact such other business as may properly come before the meeting or any adjournment thereof.

This is a notice and proxy statement for the funds. The shareholders of each fund will vote only on those matters being considered by their fund. IF YOU OWN
SHARES OF MORE THAN ONE OF THE FUNDS (OR MORE THAN ONE CLASS OF A FUND), EACH OF
YOUR FUNDS (OR CLASSES) SHOULD BE LISTED ON THE ENCLOSED PROXY VOTING CARD.
Please complete, sign and return the enclosed proxy voting card.

Shareholders of record as of the close of business on April 5, 2002, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF TRUSTEES/DIRECTORS OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT YOU
CAST YOUR VOTE "FOR" EACH OF THE PROPOSALS.

April 16, 2002

BY ORDER OF THE BOARDS OF TRUSTEES/DIRECTORS

/s/David C. Tucker

David C. Tucker
Senior Vice President

DETAILED DISCUSSION OF PROXY ISSUES

April 16, 2002

The enclosed proxy is solicited by the Board of Trustees/Directors of the
American Century investment companies listed on the cover of this proxy statement in connection with a Special Meeting of shareholders to be held on
Friday, August 2, 2002. The Special Meeting will be held at American Century's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central Time, and
any adjournments thereof. In this proxy statement, an individual investment company will be referred to as a "Company," while, as a group, they will be called the "Companies." The shares of capital stock of each Company entitled to vote at the meeting are issued in series representing different investment portfolios. A single series is called a "fund," while the series as a group will be called the "funds."

This notice of meeting and proxy statement are first being mailed to shareholders on or around April 23, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of American Century Investment Management, Inc., the funds'
investment advisor. In addition, Alamo Direct, a proxy solicitation firm, will be paid to solicit shareholders on behalf of the funds. The total anticipated cost of such services to be rendered by Alamo Direct is estimated to be $1.65 million. Supplemental solicitations for the meeting may be made by Alamo Direct, either personally or by mail, telephone or facsimile.

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds.

VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the meeting using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

Each fund may be divided into one or more classes. All classes of shares of a fund have identical voting rights, except that where a proposal affects only one class, only that class is entitled to vote on the proposal. The number of outstanding votes of each fund and each class of a fund, where applicable, as of the close of business on March 15, 2002, is described on the next page.

                                                                             5

Fund                           Investor               Advisor     Institutional            C
------------------------------------------------------------------------------------------------
Capital Preservation         3,350,382,459
------------------------------------------------------------------------------------------------
Government Agency
Money Market                   612,091,545             217,918
------------------------------------------------------------------------------------------------
Inflation-Adjusted Bond        182,873,770           9,258,043
------------------------------------------------------------------------------------------------
Ginnie Mae                   1,704,468,552          41,138,648                          783,981
------------------------------------------------------------------------------------------------
California High-Yield
Municipal                      328,866,050
------------------------------------------------------------------------------------------------
California
Intermediate-Term
Tax-Free                       445,712,051
------------------------------------------------------------------------------------------------
California Limited-Term
Tax-Free                       174,941,658
------------------------------------------------------------------------------------------------
Diversified Bond               171,266,926          10,083,734      201,830,133
------------------------------------------------------------------------------------------------
Prime Money Market           2,796,254,378          14,676,403
------------------------------------------------------------------------------------------------
Premium Money Market           580,436,893
------------------------------------------------------------------------------------------------
Target Maturities 2005         337,166,672           4,947,501
------------------------------------------------------------------------------------------------
Target Maturities 2010         239,117,730           1,300,911
------------------------------------------------------------------------------------------------
Target Maturities 2015         119,392,220              37,603
------------------------------------------------------------------------------------------------
Target Maturities 2020         179,854,672           1,145,920
------------------------------------------------------------------------------------------------
Target Maturities 2025         212,832,925             634,988
------------------------------------------------------------------------------------------------
Target Maturities 2030          10,628,152                                              425,352
------------------------------------------------------------------------------------------------
Florida Municipal
Money Market                    72,133,454
------------------------------------------------------------------------------------------------
Arizona Municipal Bond          61,204,353
------------------------------------------------------------------------------------------------
High-Yield Municipal            32,050,870
------------------------------------------------------------------------------------------------
Short-Term Government          823,425,779          35,683,234
------------------------------------------------------------------------------------------------
Global Gold                    251,221,135              68,927
------------------------------------------------------------------------------------------------
Income & Growth              4,464,103,875       1,283,742,741      242,328,958         908,296
------------------------------------------------------------------------------------------------
Equity Growth                1,445,017,482         132,205,394      145,117,687         228,907
------------------------------------------------------------------------------------------------
Utilities                      177,018,740           2,544,747
------------------------------------------------------------------------------------------------
Small Cap Quantitative          53,352,503              59,927          849,605
------------------------------------------------------------------------------------------------
International Bond             109,014,807           2,042,059
------------------------------------------------------------------------------------------------

Because the record date is April 5, 2002, the total number of votes by class at the meeting may be different.

Only those shareholders owning shares of the funds as of the close of business on April 5, 2002, may vote at the meeting or any adjournments thereof. Each share of each series or class gets one vote for each dollar of a fund's net asset value the share represents. If a proposal being considered at the Special
Meeting does not receive enough "FOR" votes by Friday, August 2, 2002, to constitute approval of the proposal,

the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy).
The named proxies will vote the "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "ABSTAIN" votes will count as votes against adjournment. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote "AGAINST" such proposal.

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

QUORUM. A quorum is the number of votes legally required to be at a meeting in order to conduct business. The quorum for the Special Shareholders Meeting is
50% of the outstanding votes of American Century Quantitative Equity Funds and
40% of the outstanding votes of the other Companies entitled to vote at the meeting. Votes may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the proposals, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those votes affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote "FOR" the proposals in favor of such adjournments, and will vote those proxies for which they are required to vote
"AGAINST" such proposals against any such adjournments.

SHAREHOLDER VOTE REQUIRED. Each nominee will be re-elected to the Board of
Trustees/Directors of a Company if he or she receives the approval of a majority of the votes of that Company represented at the Special Meeting, provided at least a quorum is represented in person or by proxy. A "majority of the outstanding votes" means more than 50% of the fund's outstanding votes represented in person or by proxy. Each Company undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder's investment. The election of trustees/directors is determined by the votes received from all the Company's shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group. By completing the proxy, you give the named proxies the right to cast your votes. If you elect to withhold authority for any nominees, you may do so by striking a line through the nominee name on the proxy, as further explained on the proxy voting card itself.

                                                                             7

Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

COST OF PROXY SOLICITATION. The expenses in connection with preparing this Proxy
Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds.

INVESTMENT MANAGER. American Century Investment Management, Inc. ("ACIM") is
each Company's investment manager. American Century Services Corporation
("ACSC"), an affiliate of ACIM, provides each Company with transfer agency services. ACIM and ACSC are wholly-owned subsidiaries of American Century
Companies, Inc. ("ACC"). The mailing address of ACC, ACIM, ACSC and the funds is
P.O. Box 419200, Kansas City, Missouri 64141-6200.

DISTRIBUTOR. American Century Investment Services, Inc. ("ACIS") is each
Company's principal underwriter. ACIS's mailing address is P.O. Box 419200,
Kansas City, Missouri 64141-6200.

ANNUAL REPORT. Each fund will furnish, without charge, a copy of its most recent annual and semiannual report upon request. To request these materials, please call us at 1-800-331-8331.

SHARE OWNERSHIP

The following table sets forth, as of the close of business as of March 15,
2002, the share ownership of those shareholders known by ACIM to own more than
5% of a fund's outstanding shares.

Fund/Class                  Shareholder        Percentage of Outstanding Shares
--------------------------------------------------------------------------------
California High-Yield Municipal
   Investor                 Charles Schwab & Co., Inc.                     27%
                            San Francisco, CA
--------------------------------------------------------------------------------
California Intermediate-Term Tax-Free
   Investor                 Charles Schwab & Co., Inc.                     17%
                            San Francisco, CA
--------------------------------------------------------------------------------
California Limited-Term Tax-Free
   Investor                 Charles Schwab & Co., Inc.                     23%
                            San Francisco, CA

                            National Financial Services Corp.              15%
                            New York, NY

                            Bank of America NA                              6%
                            Dallas, TX
--------------------------------------------------------------------------------
Ginnie Mae
   Investor                 Charles Schwab & Co., Inc.                     27%
                            San Francisco, CA
--------------------------------------------------------------------------------

Fund/Class                  Shareholder        Percentage of Shares Outstanding
--------------------------------------------------------------------------------
Ginnie Mae
   Advisor                  Saxon & Co.                                    33%
                            Philadelphia, PA

                            Charles Schwab & Co., Inc.                     19%
                            San Francisco, CA
--------------------------------------------------------------------------------
   C                        American Enterprise Investment Services        19%
                            Minneapolis, MN

                            Donaldson Lufkin Jenrette Securities            9%
                            Corp., Inc.
                            Jersey City, NJ

                            Raymond James & Assoc., Inc.                    6%
                            FBO Matthews IRA
                            St. Petersburg, FL

                            Raymond James & Assoc., Inc.                    5%
                            FBO Schlieve Juanit
                            St. Petersburg, FL
--------------------------------------------------------------------------------
Inflation-Adjusted Bond
   Investor                 National Financial Service Corp.               35%
                            New York, NY

                            Charles Schwab & Co, Inc.                      32%
                            San Francisco, CA
--------------------------------------------------------------------------------
   Advisor                  Charles Schwab & Co., Inc.                     63%
                            San Francisco, CA

                            Nationwide Trust Co.                           14%
                            Columbus, OH

                            Bank of New York                               11%
                            Purchase, NY

                            National Financial Services, LLC                5%
                            New York, NY
--------------------------------------------------------------------------------
High-Yield
   Investor                 Morgan Guaranty Trust of New York              12%
                            Newark, DE

                            Charles Schwab & Co., Inc                       9%
                            San Francisco, CA
--------------------------------------------------------------------------------
   Advisor                  Donaldson Lufkin Jenrette                     100%
                            Securities Corp., Inc.
                            Jersey City, NJ
--------------------------------------------------------------------------------
   C                        Raymond James & Assoc., Inc.                   72%
                            St. Petersburg, FL

                            Rex A. King and Lynne K. King                  28%
                            JTWROS
                            Harrisburg, PA
--------------------------------------------------------------------------------
Government Agency Money Market
   Advisor                  Boone County National Bank                    100%
                            Columbia, MO
--------------------------------------------------------------------------------

                                                                             9

Fund/Class                  Shareholder        Percentage of Shares Outstanding
--------------------------------------------------------------------------------
Short-Term Government
   Investor                 Stowers Institute for Medical Research         38%
                            Kansas City, MO

                            Nationwide Insurance Co.                        7%
                            Columbus, OH
--------------------------------------------------------------------------------
   Advisor                  National Financial Services, Inc.              68%
                            New York, NY

                            Nationwide Trust Co.                           13%
                            Columbus, OH

                            Nationwide Insurance Co.                       10%
                            Columbus, OH
--------------------------------------------------------------------------------
International Bond
   Investor                 Charles Schwab & Co., Inc.                     40%
                            San Francisco, CA

                            National Financial Services Corp.               7%
                            New York, NY
--------------------------------------------------------------------------------
   Advisor                  Charles Schwab & Co., Inc.                     97%
                            San Francisco, CA
--------------------------------------------------------------------------------
Diversified Bond
   Investor                 Charles Schwab & Co., Inc.                      7%
                            San Francisco, CA
--------------------------------------------------------------------------------
   Advisor                  Blush & Co.                                    17%
                            New York, NY

                            Charles Schwab & Co., Inc.                     12%
                            San Francisco, CA

                            Trust Lynx & Co.                               11%
                            Denver, CO.
--------------------------------------------------------------------------------
   Institutional            Trustees of Texas Health Retirement Program     9%
                            Kansas City, MO

                            Trustees of Presbyterian Healthcare System      6%
                            401-A Ret Plan Trust
                            Kansas City, MO

                            UMB Bank NA                                     5%
                            Presbyterian Healthcare System Section 403-B Plan
                            Kansas City, MO
--------------------------------------------------------------------------------
Premium Money Market
   Investor                 Chase Manhattan Bank NA                        12%
                            New York, NY
--------------------------------------------------------------------------------
Prime
   Investor                 Pershing Div. Of DLJ Secs. Corp.                7%
                            Jersey City, NJ
--------------------------------------------------------------------------------

Fund/Class                  Shareholder        Percentage of Shares Outstanding
--------------------------------------------------------------------------------
Prime
   Advisor                  Tourbend & Co.                                 67%
                            Westwood, MA

                            Circle Trust Co.                               11%
                            Custodian for E A Dion Incorporated
                            401K Profit Sharing Plan
                            Stamford, CT

                            UMBSC & Co.                                     9%
                            FBO Slocum Dickson Medical Group
                            Kansas City, MO

                            Circle Trust Co.                                7%
                            C/F Redpoint Management LLC Retirement Trust
                            Stamford, CT
--------------------------------------------------------------------------------
Florida Municipal Bond
   Investor                 Charles Schwab & Co., Inc.                     29%
                            San Francisco, CA

                            Morgan Guarantee Trust of NY
                            Newark, DE                                     15%
--------------------------------------------------------------------------------
High-Yield Municipal
   Investor                 American Century Investment Management, Inc.    9%
                            Kansas City, MO

                            Todd W. Morgan Trustee UA                       6%
                            Anthem, AZ

                            Linda T. Y. Lee                                 5%
                            Bellevue, WA
--------------------------------------------------------------------------------
Target 2005
   Investor                 Charles Schwab & Co., Inc.                     18%
                            San Francisco, CA

                            National Financial Services Corp.               7%
                            New York, NY
--------------------------------------------------------------------------------
   Advisor                  Charles Schwab & Co., Inc.                     91%
                            San Francisco, CA
--------------------------------------------------------------------------------
Target 2010
   Investor                 Charles Schwab & Co., Inc.                     19%
                            San Francisco, CA

                            National Financial Services Corp.               7%
                            New York, NY
--------------------------------------------------------------------------------

   Advisor                  Charles Schwab & Co., Inc.                     91%
                            San Francisco, CA
--------------------------------------------------------------------------------
Target 2015
   Investor                 Charles Schwab & Co., Inc.                     19%
                            San Francisco, CA

                            National Financial Services Corp.               5%
                            New York, NY
--------------------------------------------------------------------------------

                                                                             11

Fund/Class                  Shareholder        Percentage of Shares Outstanding
--------------------------------------------------------------------------------
Target 2015
   Advisor                  A G Edwards & Sons, Inc. C/F                   38%
                            Robert C. Kiehl
                            St. Louis, MO

                            National Financial Services, LLC               26%
                            New York, NY

                            A G Edwards & Sons, Inc. C/F                   14%
                            Ann Council
                            St. Louis, MO

                            Dreyfus Brokerage Services, Inc.               11%
                            Dreyfus Trust Co.
                            Ronald Cerreta
                            Los Angeles, CA

                            Dreyfus Brokerage Services, Inc.               11%
                            Dreyfus Trust Co.
                            Emily Cerreta
                            Los Angeles, CA
--------------------------------------------------------------------------------
Target 2020
   Investor                 Charles Schwab & Co., Inc.                     29%
                            San Francisco, CA

                            National Financial Services Corp.               7%
                            New York, NY
--------------------------------------------------------------------------------
   Advisor                  Charles Schwab & Co., Inc.                     81%
                            San Francisco, CA

                            National Financial Services Corp.               9%
                            New York, NY
--------------------------------------------------------------------------------
Target 2025
   Investor                 Charles Schwab & Co., Inc.                     34%
                            San Francisco, CA

                            National Financial Services Corp.               8%
                            New York, NY

                            Trust Co. of America                            5%
                            Englewood, CO
--------------------------------------------------------------------------------
   Advisor                  Charles Schwab & Co., Inc.                     80%
                            San Francisco, CA
--------------------------------------------------------------------------------
Target 2030
   Investor                 National Financial Services Corp.              18%
                            New York, NY

                            Charles Schwab & Co., Inc.                     14%
                            San Francisco, CA

                            American Century Investment Management, Inc.    9%
                            Kansas City, MO
--------------------------------------------------------------------------------

Fund/Class                  Shareholder        Percentage of Shares Outstanding
--------------------------------------------------------------------------------
Target 2030
   C                        I.R.A. Helen W. Adams                          16%
                            Durham, NC

                            Elaine Williams                                16%
                            Oceanside, CA

                            I.R.A. - Roth J. Allen Huggins                  7%
                            Raleigh, NC
--------------------------------------------------------------------------------
Arizona Municipal Bond
   Investor                 Charles Schwab & Co., Inc.                     28%
                            San Francisco, CA

                            National Financial Services Corp.               6%
                            New York, NY

                            American Century Investment Management, Inc.    6%
                            Kansas City, MO
--------------------------------------------------------------------------------

As of March 15, 2002, the officers and directors of the funds, as a group, owned less than 1% of any fund's outstanding shares.

PROPOSAL 1: ELECTION OF TRUSTEES/DIRECTORS

NOMINEES

The Board of Trustees/Directors of the Companies has nominated eight individuals
(the "Nominees") for election to the board. At the meeting, the shareholders of each fund will be asked to elect the Nominees to serve on the Board of
Trustees/Directors. It is intended that the enclosed Proxy will be voted "FOR"
the election of the eight Nominees named below as trustees/directors, unless such authority has been withheld in the Proxy. The term of office of each person elected as trustee/director will be until his or her successor is duly elected and shall qualify. Information regarding each Nominee is set forth below. Each
Nominee has consented to serve as a trustee/director if elected.

Shareholders are being asked to elect the Nominees to serve on the Board of
Trustees/Directors of the Companies in order to ensure that at least two-thirds of the members of the board have been elected by the shareholders of the
Companies as required by the Investment Company Act of 1940, as amended (the
"Investment Company Act"). The Investment Company Act provides that vacancies on the Board of Trustees/Directors may not be filled by trustees/directors unless thereafter at least two-thirds of the board shall have been elected by shareholders. To ensure continued compliance with this requirement without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Special Meeting to elect the eight Nominees to hold office until the next meeting of shareholders. Consistent with the provisions of each Company's bylaws, and as permitted by Massachusetts

                                                                             13

and California law, the Companies do not anticipate holding annual shareholder meetings. Thus, the trustees/directors will be elected for indefinite terms, subject to termination or resignation. Each Nominee has indicated a willingness to serve as a member of the Board of Trustees/Directors if elected. If any of the Nominees should not be available for election, the persons named as proxies
(or their substitutes) may vote for other persons at their discretion. However,
Management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the trustees/directors took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The trustees/directors also considered the experience of the Nominees as Trustees or Directors of certain
American Century funds.

INFORMATION REGARDING NOMINEES

The individuals listed in the table below serve as trustees/directors or officers of the funds. Trustees/Directors listed as interested persons of the funds (as defined in the Investment Company Act) are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC)
or its wholly-owned subsidiaries, including the funds' investment adviser,
American Century Investment Management, Inc. (ACIM); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds'
transfer agent, American Century Services Corporation (ACSC).

The other trustees/directors (more than two-thirds of the total number) are independent; that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACIM, ACIS and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

Interested Trustees/Directors
--------------------------------------------------------------------------------
JAMES E. STOWERS III (42)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee/Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Co-Chief Investment Officer, U.S. Equities (September 2000 to February
2001); Chief Executive Officer, ACC, ACIM, ACSC, and other ACC subsidiaries
(June 1996 to September 2000); President, ACC (January 1995 to June 1997);
President, ACIM and ACSC (April 1993 to August 1997)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 76

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

WILLIAM M. LYONS (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Trustee/Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC and other ACC subsidiaries (June 1989 to June
1998); Executive Vice President, ACC (January 1995 to June 1997). Also serves as: Executive Vice President and Chief Operating Officer, ACIM, ACSC and other
ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
Independent Trustees/Directors
--------------------------------------------------------------------------------
ALBERT EISENSTAT (71)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee/Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (55)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee/Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel, Marron, Reid & Sheehy (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL (44)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Advisory Board Member

LENGTH OF TIME SERVED (YEARS): 0

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Managing Director,
Laurel Management Company, L.L.C. (1989 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Princeton University Investment
Company and Stanford Management Company
--------------------------------------------------------------------------------

                                                                             15

MYRON S. SCHOLES (60)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee/Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management  (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (73)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee/Director

LENGTH OF TIME SERVED (YEARS): 30

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (56)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Trustee/Director

LENGTH OF TIME SERVED (YEARS): 17

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software, 1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 38

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------
Officers
--------------------------------------------------------------------------------
WILLIAM M. LYONS (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Directors."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (55)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President and Chief Financial Office

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer and
Chief Financial Officer, ACC (August 1997 to present); President, ACSC (January
1999 to present); Executive Vice President, ACC (May 1995 to present). Also serves as: Executive Vice President and Chief Financial Officer, ACIM, ACIS and
other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (45)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

Officers
--------------------------------------------------------------------------------
DAVID C. TUCKER (43)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (37)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (34)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc.  (January 2000 to December 2000); Treasurer, American Century Ventures,
Inc.  (December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to
April 1998)
--------------------------------------------------------------------------------

The Board of Trustees/Directors

The Board of Trustees/Directors oversees the management of all funds issued by the American Century investment companies listed on the cover of this Proxy
Statement and meets at least quarterly to review reports about fund operations.
Although the Board of Trustees/Directors does not manage the funds, it has hired the advisor to do so. The trustees/directors, in carrying out their fiduciary duty under the Investment Company Act of 1940, are responsible for approving new and existing management contracts with the funds' advisor. In carrying out these responsibilities, the board reviews material factors to evaluate such contracts, including (but not limited to) assessment of information related to the advisor's performance and expense ratios, estimates of income and indirect benefits (if any) accruing to the advisor, the advisor's overall management and projected profitability and services provided to the funds and their investors.

The board has the authority to manage the business of the funds on behalf of their investors, and it has all powers necessary or convenient to carry out that

                                                                             17

responsibility. Consequently, the trustees/directors may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal  them to the extent that such bylaws do not reserve that right to the funds' investors. They may fill vacancies or reduce the number of board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more trustees/directors who may exercise the powers and authority of the board to the extent that the trustees/directors determine. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any committee of the board and to any agent or employee of the funds or to any custodian, transfer or investor servicing agent, or principal underwriter. Any determination as to what is in the interest of the funds made by the trustees/directors in good faith shall be conclusive.

Committees

The Board of Trustees/Directors has four standing committees to oversee specific functions of the funds' operations. Information about these committees appears in the table below and on the next page. The trustee/director first named serves as chairman of the committee.

                                                                                       Meetings Held
                                                                                       During last
Committee            Members                Function                                   Fiscal Year
------------------------------------------------------------------------------------------------------------
Audit                Jeanne D. Wohlers      The Audit Committee recommends             5
                     Albert Eisenstat       the engagement of the funds'
                     Kenneth E. Scott       independent auditors and
                                            oversees its activities. The
                                            committee receives reports
                                            from the advisor's Internal
                                            Audit Department, which is
                                            accountable to the committee.
                                            The committee also receives
                                            reporting about compliance
                                            matters affecting the Trust.
------------------------------------------------------------------------------------------------------------
Nominating           Kenneth E. Scott       The Nominating Committee                   5
                     Ronald J. Gilson       primarily considers and recommends
                     Albert Eisenstat       individuals for nomination as
                     Myron S. Scholes       trustees/directors. The names of
                     Jeanne D. Wohlers      potential trustee/director candidates
                                            are drawn from a number of
                                            sources, including recommendations
                                            from members of the board,
                                            management and shareholders.
                                            This committee also reviews
                                            and makes recommendations to
                                            the board with respect to the
                                            composition of board committees
                                            and other board-related matters,
                                            including its organization, size,
                                            composition, responsibilities,
                                            functions and compensation.
------------------------------------------------------------------------------------------------------------

                                                                                       Meetings Held
                                                                                       During last
Committee            Members                Function                                   Fiscal Year
------------------------------------------------------------------------------------------------------------
Portfolio            Myron S. Scholes       The Portfolio Committee                    5
                     Ronald J. Gilson       reviews quarterly the investment
                                            activities and strategies used
                                            to manage fund assets. The
                                            committee regularly receives
                                            reports from portfolio
                                            managers, credit analysts
                                            and other investment
                                            personnel concerning
                                            the funds' investments.
------------------------------------------------------------------------------------------------------------
Quality              Ronald J. Gilson       The Quality of Service                     5
of                   Myron S. Scholes       Committee reviews the
Service              William M. Lyons       level and quality of transfer
                                            agent and administrative
                                            services provided to the
                                            funds and their shareholders.
                                            It receives and reviews reports
                                            comparing those services to
                                            those of fund competitors and
                                            seeks to improve such services
                                            where feasible and appropriate.
------------------------------------------------------------------------------------------------------------

Audit Committee -- Selection of Independent Auditors

The 1940 Act requires that a fund's independent auditors be selected by a majority of those trustees/directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the Audit Committee is to recommend to the funds' Board of Trustees/Directors the selection, retention or termination of independent auditors for the funds. A copy of the
Audit Committee's charter, which describes the Audit Committee's purposes, duties and powers, is attached as Appendix I to this Proxy Statement.

At meetings held on the following schedule, the Audit Committee recommended, and the Board of Trustees/Directors, including a majority of those trustees/directors who are not "interested persons," approved the selection of
PricewaterhouseCoopers LLP as the independent auditors for each fund overseen by the Board.

Fund Company                                Date Approved by Board   Fiscal Year End
--------------------------------------------------------------------------------
American Century Investment Trust           03/13/02                 02/28/03(1)
--------------------------------------------------------------------------------
American Century Government Income Trust    03/13/02                 03/31/03
--------------------------------------------------------------------------------
American Century Municipal Trust            03/06/01                 05/31/02
--------------------------------------------------------------------------------
American Century California
Tax-Free and Municipal Funds                08/06/01                 08/31/02
--------------------------------------------------------------------------------
American Century Target Maturities Trust    08/06/01                 09/30/02
--------------------------------------------------------------------------------
American Century Quantitative Equity Funds  12/14/01                 12/31/02
--------------------------------------------------------------------------------
American Century International Bond Funds   12/14/01                 12/31/02
--------------------------------------------------------------------------------

(1) The funds' fiscal year end was changed to March 31, 2003 on March 1, 2002

                                                                             19

PricewaterhouseCoopers LLP, a major international accounting firm, has acted as auditors of the funds overseen by the Board of Trustees/Directors since
October 1997. After reviewing the audited financial statements for all fiscal years ending in 2001, the Audit Committee recommended to the Board of Trustees/Directors that such financial statements be included in each fund's annual report to shareholders. A copy of the Audit Committee's report for each fund is attached as Appendix II to this Proxy Statement.

AUDIT FEES. PricewaterhouseCoopers LLP was paid on behalf of the Companies as indicated below for services rendered for the routine audit of each fund's annual financial statements, and for routine tax return preparation services.

                                                                                      Tax
                                                           Fiscal        Audit        Preparation
Fund Company                                               Year End      Fees         Fees
-------------------------------------------------------------------------------------------------
American Century Investment Trust                          2/28/01       $11,775       $3,875
------------------------------------------------------------------------------------------------
American Century Government Income Trust                   3/31/01       $86,600      $25,600
------------------------------------------------------------------------------------------------
American Century Municipal Trust                           5/31/01      $107,000      $28,700
------------------------------------------------------------------------------------------------
American Century California Tax-Free
and Municipal Funds                                        8/31/01       $74,125      $28,025
------------------------------------------------------------------------------------------------
American Century Target Maturities Trust                   9/30/01       $70,650      $23,250
------------------------------------------------------------------------------------------------
American Century Variable Portfolios II,
American Century Quantitative Equity Funds and
American Century International Bond Funds                  12/31/01     $100,650      $34,250
------------------------------------------------------------------------------------------------
                                                TOTAL                   $450,800     $143,700
------------------------------------------------------------------------------------------------

ALL OTHER FEES.  The aggregate fees billed for all other non-audit services rendered by PricewaterhouseCoopers LLP to the Companies, their investment manager and entities controlling, controlled by, or under common control with the investment manager that provide services to the Companies for fiscal year ending in 2001 was $570,209. The Audit Committee considered the compatibility of these non-audit services with PricewaterhouseCoopers LLP's independence. The aggregate fee billed for audit-related services for funds not overseen by this
Board of Trustees/Directors was $105,750.

Compensation of Trustees/Directors

The trustees/directors serve as trustees or directors for eight American Century investment companies. Each trustee/director who is not an interested person as defined in the Investment Company Act receives compensation for service as a member of the Board of Trustees/Directors of all eight companies based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. These fees and expenses are divided among the eight investment companies based, in part, upon their relative net assets. Under the terms of the management agreement with the advisor, the funds are responsible for paying such fees and expenses.

The following table shows the aggregate compensation paid by the American
Century investment companies listed on the cover of this Proxy Statement for the periods indicated to each trustee/director who is not an interested person as defined in the Investment Company Act.

Aggregate Trustee/Director Compensation for Fiscal Years Ended in 2001
-------------------------------------------------------------------------------------
                          Total Compensation     Total Compensation from the
Name of Trustee/Director  from the Funds(1)      American Century Family of Funds(2)
-------------------------------------------------------------------------------------
Albert Eisenstat          $79,250                $79,250
--------------------------------------------------------------------------------
Ronald J. Gilson          $87,250                $87,250
--------------------------------------------------------------------------------
Kathryn A. Hall(3)        $3,250                  $3,250
--------------------------------------------------------------------------------
Myron S. Scholes          $70,250                $70,250
--------------------------------------------------------------------------------
Kenneth E. Scott          $81,500                $81,500
--------------------------------------------------------------------------------
Jeanne D. Wohlers         $75,500                $75,500
--------------------------------------------------------------------------------

(1)   Includes compensation paid to the trustees/directors during the fiscal years ended in 2001, and also includes amounts deferred at the election of the trustees/directors under the American Century Mutual Funds'
      Independent Directors' Deferred Compensation Plan. The total amount of deferred compensation included in the preceding table is as follows: Mr.
      Gilson, $87,250; Mr. Scholes, $70,250; Mr. Scott, $40,750; and Ms.
      Wohlers, $49,830.

(2)   Includes compensation paid by the eight investment company members of the
      American Century family of funds served by this Board of
      Trustees/Directors.

(3)   Ms. Hall was paid as a member of the funds' Advisory Board.

The funds have adopted the American Century Mutual Funds' Independent Directors'
Deferred Compensation Plan. Under the plan, the independent trustees/directors may defer receipt of all or any part of the fees to be paid to them for serving as trustees of the funds.

All deferred fees are credited to an account established in the name of the trustees/directors. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the trustee/director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees/directors are allowed to change their designation of mutual funds from time to time.

No deferred fees are payable until such time as a trustee/director resigns, retires or otherwise ceases to be a member of the Board of Trustees/Directors.
Trustees/directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee/director, all remaining deferred fee account balances are paid to the trustee's/director's beneficiary or, if none, to the trustee's/director's estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have voluntarily funded their obligations. The rights of trustees/directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

No deferred fees were paid to any trustee/director under the plan during the fiscal years ended in 2001.

                                                                             21

Ownership of Fund Shares

The trustees/directors owned shares in the funds as of December 31, 2001, as shown in the table below:

                                                                   Name of Trustee/Director(1)
                                                  -------------------------------------------------------------
                                                     James E.        William M.     Albert         Ronald J.
                                                    Stowers III         Lyons      Eisenstat        Gilson
---------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
     Capital Preservation                                A                A            A               E
---------------------------------------------------------------------------------------------------------------
     California High-Yield Municipal                     A                A            A               C
---------------------------------------------------------------------------------------------------------------
     California Intermediate-Term Tax-Free               A                A            A               C
---------------------------------------------------------------------------------------------------------------
     California Limited-Term Tax-Free                    A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Diversified Bond                                    A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Prime Money Market                                  B                C            E               E
---------------------------------------------------------------------------------------------------------------
     Premium Money Market                                A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2005                       A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2010                       A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2015                       A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2020                       A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2025                       A                A            A               B
---------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2030                       A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Florida Municipal Bond                              A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Arizona Municipal Bond                              A                A            A               A
---------------------------------------------------------------------------------------------------------------
     High-Yield Municipal                                A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Ginnie Mae                                          A                C            A               A
---------------------------------------------------------------------------------------------------------------
     Government Agency Money Market                      A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Short-Term Government                               A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Inflation-Adjusted Bond                             A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Global Gold                                         A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Income & Growth                                     A                E            A               A
---------------------------------------------------------------------------------------------------------------
     Equity Growth                                       A                C            A               D
---------------------------------------------------------------------------------------------------------------
     Utilities                                           A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Global Natural Resources                            A                A            A               A
---------------------------------------------------------------------------------------------------------------
     Small Cap Quantitative                              A                E            A               A
---------------------------------------------------------------------------------------------------------------
     International Bond                                  A                A            A               A
---------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Trustee/Director
in Family of Investment Companies                        E                E            E               E
---------------------------------------------------------------------------------------------------------------

Ranges: A--none, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E--More than $100,000

(1)   Kathryn A. Hall did not own any shares as of December 31, 2001.

                                                                   Name of Trustee/Director(1)
                                                  ------------------------------------------------------------
                                                       Myron S.            Kenneth E.            Jeanne D.
                                                       Scholes               Scott               Wohlers
--------------------------------------------------------------------------------------------------------------
Dollar Range of Equity Securities in the Funds:
     Capital Preservation                                 C                    C                    A
--------------------------------------------------------------------------------------------------------------
     California High-Yield Municipal                      A                    A                    A
--------------------------------------------------------------------------------------------------------------
     California Intermediate-Term Tax-Free                A                    E                    A
--------------------------------------------------------------------------------------------------------------
     California Limited-Term Tax-Free                     A                    E                    A
--------------------------------------------------------------------------------------------------------------
     Diversified Bond                                     A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Prime Money Market                                   A                    D                    C
--------------------------------------------------------------------------------------------------------------
     Premium Money Market                                 A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2005                        A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2010                        A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2015                        A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2020                        A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2025                        A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Target Maturities Trust: 2030                        A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Florida Municipal Bond                               A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Arizona Municipal Bond                               A                    A                    A
--------------------------------------------------------------------------------------------------------------
     High-Yield Municipal                                 A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Ginnie Mae                                           A                    C                    A
--------------------------------------------------------------------------------------------------------------
     Government Agency Money Market                       A                    C                    C
--------------------------------------------------------------------------------------------------------------
     Short-Term Government                                A                    D                    A
--------------------------------------------------------------------------------------------------------------
     Inflation-Adjusted Bond                              A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Global Gold                                          A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Income & Growth                                      C                    D                    A
--------------------------------------------------------------------------------------------------------------
     Equity Growth                                        D                    A                    C
--------------------------------------------------------------------------------------------------------------
     Utilities                                            A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Global Natural Resources                             A                    A                    A
--------------------------------------------------------------------------------------------------------------
     Small Cap Quantitative                               A                    A                    A
--------------------------------------------------------------------------------------------------------------
     International Bond                                   A                    A                    A
--------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of Equity
Securities in all Registered Investment
Companies Overseen by Trustee/Director in
Family of Investment Companies                            E                    E                    E
--------------------------------------------------------------------------------------------------------------

Ranges: A--none, B--$1-$10,000, C--$10,001-$50,000, D--$50,001-$100,000, E--More
        than $100,000

(1)   Kathryn A. Hall did not own any shares as of December 31, 2001.

                                                                             23

VOTING INFORMATION

Each Nominee will be elected to the Board of Trustees/Directors of the Companies if he or she receives the approval of a majority of the votes of each Company represented at the meeting, provided at least a quorum (50% of the outstanding votes of American Century Quantitative Equity Funds and 40% of the outstanding votes of the other Companies), is represented in person or by proxy. The election of trustees/directors is determined by the votes received from all shareholders of each Company without regard to whether a majority of shares of any one fund voted in favor of a particular Nominee or all Nominees as a group.
By completing the proxy, you give the named proxies the right to cast your votes. If you elect to withhold authority for any Nominee, you may do so by striking a line through the Nominee name on the proxy, as further explained on the proxy itself. The Board of Trustees/Directors does not contemplate that any
Nominee will be unable to serve as a member of the Board of Trustees/Directors for any reason, but if that should occur prior to the Special Meeting, the individuals named as proxies reserve the right to substitute another person or persons of their choice as Nominee or Nominees.

THE BOARD OF TRUSTEES/DIRECTORS, INCLUDING THE INDEPENDENT TRUSTEES/DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

APPENDIX I

                             AMERICAN CENTURY FUNDS
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

ORGANIZATION

*  The Audit Committee of the Board of Directors shall be composed entirely of directors who are independent of the management of the funds and have no relationship with the funds that might interfere with the exercise of their independence as committee members.

STATEMENT OF PURPOSE

*  The Audit Committee shall be responsible for assisting the Directors in fulfilling their responsibilities to the shareholders in the areas of the funds' accounting and financial reporting policies and practices, internal controls and compliance with applicable laws and regulations.

*  The Audit Committee shall oversee the independent audit of the funds'
   financial statements.

*  The Audit Committee shall be responsible for fostering communication of information among the Directors, internal auditors and independent auditors.

*  The Audit Committee shall act as a liaison between the funds' independent auditors and the full Board of Directors.

   THE FUNCTION OF THE AUDIT COMMITTEE IS OVERSIGHT; IT IS MANAGEMENT'S
   RESPONSIBILITY TO MAINTAIN APPROPRIATE SYSTEMS FOR ACCOUNTING AND INTERNAL
   CONTROL, AND THE AUDITOR'S RESPONSIBILITY TO PLAN AND CARRY OUT A PROPER
   AUDIT.

DUTIES AND POWERS

The Audit Committee shall have the following duties and responsibilities:

*  To recommend to the Board of Directors the selection, retention or termination of the funds' independent auditors and evaluate the independence of such auditors;

*  To meet with the funds' independent auditors, including private meetings, as necessary;

   *  to review the arrangements for, and the scope of, the current year's annual audit and any special audits;

   *  to discuss any matters of concern relating to the funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of such audits;

   *  to consider the independent auditors' comments with respect to the funds'
      financial policies, procedures and internal accounting controls and management's responses thereto; and

   *  to review the form of opinion the independent auditors propose to render to the Board of Directors and the shareholders;

*  To review the auditors' assessment of the adequacy and effectiveness of the funds' internal controls and elicit recommendations for improving such controls;

*  To review the fees charged for fund auditing and other services provided by the independent auditors pursuant to engagements authorized by the Committee or the Board of Directors;

*  To assess significant risks or exposures identified by the auditors and steps recommended to minimize such risks and exposures;

*  To review and consider changes in fund accounting policies or practices proposed by management or the independent auditors;

*  To retain outside counsel or other experts at the expense of the funds in order to fully discharge its responsibilities;

*  To investigate any matters brought to the Audit Committee's attention that are within the scope of its duties; and

*  To review this Charter at least annually and recommend any changes to the full Board of Directors.

MEETINGS

*  The Audit Committee shall hold regular meetings and special meetings, if necessary, to carry out its designated duties and responsibilities.

*  The Audit Committee shall meet regularly with the Treasurer and internal auditors.

                                                                             25

APPENDIX II

American Century California Tax-Free and Municipal Funds

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Fund's financial reporting process on behalf of the Board of Trustees/Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviews the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended August 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers LLP as the fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century Government Income Trust

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the fund's financial reporting process on behalf of the Board of Trustees/Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviews the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the fund's internal controls, and the overall quality of the fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended March 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers LLP as the fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

                                                                             27

American Century International Bond Funds

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the fund's financial reporting process on behalf of the Board of Trustees/Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviews the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the fund's internal controls, and the overall quality of the fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended December 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers LLP as the fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century Investment Trust

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the fund's financial reporting process on behalf of the Board of Trustees/Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviews the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the fund's internal controls, and the overall quality of the fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended February 28, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers LLP as the fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

                                                                             29

American Century Municipal Trust

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the fund's financial reporting process on behalf of the Board of Trustees/Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviews the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the fund's internal controls, and the overall quality of the fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended May 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers LLP as the fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

American Century Quantitative Equity Funds

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the fund's financial reporting process on behalf of the Board of Trustees/Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviews the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the fund's internal controls, and the overall quality of the fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended December 31, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers LLP as the fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

                                                                             31

American Century Target Maturities Trust

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the fund's financial reporting process on behalf of the Board of Trustees/Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviews the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the fund including the auditor's letter and the matters in the written disclosure required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the fund's independent auditors the overall scope and plans for the audits. The Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the fund's internal controls, and the overall quality of the fund's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Trustees/Directors (and the Board has approved) that the audited financial statements be included in the Annual Report to shareholders for the year ended September 30, 2001. The Committee and the Board also have approved the selection of PricewaterhouseCoopers LLP as the fund's independent auditors.

Jeanne D. Wohlers, Committee Chair
Albert Eisenstat, Committee Member
Kenneth E. Scott, Committee Member

NOTES

                                                                             33

SH-BKT-29365    0204